EXHIBIT 10.1

                             CHARMING SHOPPES, INC.
                  2003 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN
                             STOCK OPTION AGREEMENT


         Agreement dated as of _____________ between CHARMING SHOPPES, INC. (the "Company") and ________________ ("Participant").

        It is agreed as follows:

1. Grant of Option; Consideration.

        The Company hereby confirms the grant, under and pursuant to the 2003 Non-Employee Directors Compensation Plan (the "Plan"), to Participant on ____________ (the "Date of Grant") of a nonqualified stock option to purchase up to _______ shares of the Company's common stock, par value $.10 per share (the "Shares"), at an exercise price of ______ per share, subject to the terms and conditions set forth herein and in the Plan (the "Option"). The Option granted hereunder is not intended to constitute an incentive stock option within the meaning of Section 422 of the Code. Participant shall be required to pay no consideration for the grant of the Option, but Participant's performance of services to the Company as a director and his or her agreement to abide by the terms set forth in the Plan and this Stock Option Agreement (the "Agreement"), shall be deemed to be consideration for this grant of the Option.


2. Incorporation of Plan By Reference.

        The Option has been granted to Participant under the Plan, a copy of which previously has been furnished to Participant. All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. Participant hereby accepts the grant of the Option, acknowledges receipt of the copy of the Plan, and agrees to be bound by all the terms and provisions thereof and hereof (as presently in effect or hereafter amended) and by all decisions and determinations of the Board or Administrator under the Plan.


3. Option Terms.

        (a) The Option, to the extent not previously forfeited, shall expire at the earlier of (i) ten years after the date of grant, or (ii) one year after Participant ceases to serve as a director of the Company for any reason except that, in the case of a termination due to Mandatory Retirement, any portion of the Option that vests and becomes exercisable at a date following the Mandatory Retirement, as provided in Section 3(b), shall expire one year after the date such portion vests and becomes exercisable. (Note: Portions of any Option that were vested and exercisable at the date of Mandatory Retirement will expire one year after such Mandatory Retirement, but in no event later than ten years after the date of grant).

________________________________________________________________________________

               THE DATE OF GRANT OF THIS OPTION IS: ______________
                            GRANT NUMBER: __________


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        (b) This Option may be exercised only if and to the extent that it has become exercisable as specified in the Plan and this Agreement. The Option, if not previously forfeited, shall vest and become exercisable in full at the close of business on the June 1 following the Date of Grant; provided, however, that, if the Option has not previously vested or been forfeited, it shall vest and become exercisable in full upon a Change in Control, upon Participant's death, or upon the termination of Participant's service as a director due to Disability; and provided further, that if such Option has not previously vested or been forfeited, it shall vest and become exercisable as to the "Pro Rata Shares," as defined in Section 7(a)(ii)(B) of the Plan, upon a termination of Participant's service as a director due to a voluntary termination of service (i.e. excluding termination due to Disability or Mandatory Retirement. If the Option has not vested and becomes exercisable at the date of Participant's Mandatory Retirement, it shall remain outstanding and vest and become exercisable at the time specified in the second sentence of this Section 3(b), provided that such Option shall vest and become exercisable in full upon a Change in Control or the death of Participant, and the Option shall expire at the end of the one-year period following the date it becomes vested and exercisable as provided in Section 3(a) and this Section 3(b). Except in the case of a Mandatory Retirement or as otherwise determined by the Board, any portion of the Option that has not vested and become exercisable at the time of termination of Participant's service as a director as provided herein will cease to vest and will be forfeited upon such termination.

        (c) The number of Shares with respect to which the Option may be exercised shall be cumulative so that if, in any of the aforementioned periods, the full number of Shares shall not have been purchased, any such unpurchased Shares shall continue to be included in the number of Shares with respect to which this Option shall then be exercisable along with any other Shares as to which this Option may become exercisable in accordance with its terms.


4. Method of Exercise.

        (a) The Option may be exercised as to any part of the Shares which may then be purchased by delivery to and receipt by the Secretary of the Company at 450 Winks Lane, Bensalem, Pennsylvania 19020, of a written notice, signed by Participant, specifying the number of Shares which Participant wishes to purchase, accompanied by payment in full of the exercise price therefor in accordance with Section 7(d) of the Plan. As soon as practicable after the receipt of such notice and payment, the Company shall deliver to Participant a stock certificate for the Shares so purchased, with any requisite legend affixed. Subject to the provisions of the Plan, such exercise may include instructions to the Company to deliver Shares due upon exercise of the Option to any registered broker or dealer that will comply with objective exercise procedures designated by the Administrator (a "Designated Broker") in lieu of delivery to Participant. Such instructions must designate the account into which the Shares are to be deposited. Participant may tender the notice of exercise, which has been properly executed by Participant, and the aforementioned delivery instructions to any Designated Broker together with irrevocable instructions to the Designated Broker to promptly deliver to the Company the cash amount sufficient to pay the exercise price, and upon receipt of such payments, the Company will issue Shares and deliver them to such Designated Broker.

        (b) Subject to Section 7(d) of the Plan, the exercise price of the Option shall be payable in cash or by certified or bank cashier's check, provided, however, that, in lieu of payment in full in cash or by such check, the exercise price may, if and to the extent then permitted by the Administrator, upon written request of Participant, be paid in full or in part by delivery and transfer to the Company of that number of shares of the Company's common stock otherwise owned by Participant with an aggregate fair market value (determined in accordance with procedures for valuing shares as set forth in rules and regulations


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adopted by the Administrator and in effect at the time Participant's notice of exercise is received by the Company) equal to the aggregate exercise price of that number of Shares for which the Option is being exercised or such lesser portion of the aggregate purchase price as may be specified by Participant (in which case the balance must be paid in cash or by certified or bank cashier's check).


5. Limits on Transfer of Option; Beneficiaries.

        As provided in and subject to Section 13(a) of the Plan, no right or interest of Participant in the Option shall be pledged, encumbered or hypothecated to or in favor of any third party or shall be subject to any lien, obligation, or liability of Participant to any third party, and the Option shall not be transferable to any third party by Participant otherwise than by will or the laws of descent and distribution, and this Option shall be exercisable, during the lifetime of Participant, only by Participant; provided, however, that Participant will be entitled to designate a beneficiary or beneficiaries to exercise his rights under this Option upon the death of Participant in the manner and to the extent permitted by the Administrator under the Plan.


6.      Miscellaneous.

        (a) This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Option, and supersedes any prior agreements or documents with respect to the Option. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company shall be valid unless in a writing executed in the name and on behalf of the Company, and no such amendment, alteration, suspension, discontinuation, or termination of this Agreement which materially and adversely affects the rights of Participant with respect to the Option shall be valid unless in a writing executed by Participant.

        (b) Participant will be subject to restrictions on selling Shares acquired upon exercise of the Option or otherwise disposing of such Shares under the Company's policies regulating trading by directors and affiliates, as such policies may be in effect from time to time. Such policies may restricted the times at which such Shares may be sold or otherwise restrict such sales.

                              CHARMING SHOPPES, INC.

                              BY:_____________________________________
                              (Authorized Officer)


                              PARTICIPANT:


                              ________________________________________





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